UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 14, 2018

Altice USA, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State of Incorporation)

No. 001-38126	No. 38-3980194
(Commission File Number)	(IRS Employer Identification Number)

1 Court Square West
Long Island City, New York	11101
(Address of principal executive offices)	(Zip Code)

(516) 803-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01                                           Other Information.

On May 14, 2018, Altice USA, Inc. (“Altice USA”) announced that the Board of Directors of Altice USA declared a one-time cash dividend of $2.035 per share of Altice USA Class A common stock and Class B common stock.  The dividend is payable to stockholders of record at the close of business on May 22, 2018.  The payment date for the one-time cash dividend will be two business days prior to the separation date of Altice USA from Altice N.V., the majority stockholder of Altice USA.  A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit	Description
99.1	Press Release dated May 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTICE USA, INC.

Dated: May 14, 2018	By:	/s/ David Connolly
David Connolly
Executive Vice President and General Counsel